Exhibit 99.2

CONSENSUS CLOUD SOLUTIONS, INC

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021

(UNAUDITED, IN THOUSANDS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Total revenues	$89,106	83,964	263,385	245,579
Cost of revenues	14,749	13,682	43,564	39,947

Gross profit	74,357	70,282	219,821	205,632

Operating expenses:
Sales and marketing	13,113	11,826	40,029	35,570
Research, development and engineering	2,019	1,529	5,635	5,162
General and administrative	12,279	10,525	33,088	32,455

Total operating expenses	27,411	23,880	78,752	73,187

Income from operations	46,946	46,402	141,069	132,445
Interest expense, net	(12,891)	(12,730)	(38,512)	(38,512)
Other (expense) income, net	(646)	19,512	(90)	20,892

Income before income taxes	33,409	53,184	102,467	114,825
Income tax expense	8,018	12,764	24,592	27,558

Net income	$25,391	$40,420	$77,875	$87,267

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

(UNAUDITED, IN THOUSANDS)

	Historical Cloud Services	Adjustment Related to Ziff Davis Distribution (1)	Pro Forma Adjustments (2)	Consensus Pro Forma
Total revenues	$528,891	$265,506	$—	$263,385
Cost of revenues	115,860	71,860	436	43,564

Gross profit	413,031	193,646	(436)	219,821

Operating expenses:
Sales and marketing	110,807	70,778	—	40,029
Research, development and engineering	21,995	16,360	—	5,635
General and administrative	104,610	57,773	13,749	33,088
Goodwill impairment on business	32,629	32,629	—	—

Total operating expenses	270,041	177,540	13,749	78,752

Income from operations	142,990	16,106	(14,185)	141,069
Interest expense, net	(160)	76,864	(38,512)	(38,512)
Loss on sale of businesses	(21,798)	(21,798)	—	—
Other income (expense), net	1,408	1,498	—	(90)

Income before income taxes	122,440	72,670	(52,697)	102,467
Income tax expense	20,338	(9,949)	5,695	24,592

Net income	$102,102	$82,619	$(58,392)	$77,875

(1)

Reflects J2 Cloud Services’ transfer of the revenue and expenses associated with backup, cybersecurity and SMB enablement businesses and historical shared services cost such as legal, accounting, finance, human resource and payroll to legal entities owned by Ziff Davis, Inc. (“Ziff Davis”), formerly J2 Global, Inc.

(2)	Pro forma adjustments represents the following:

•	Represents incremental costs to be incurred as a standalone public entity and overhead currently shared from Ziff Davis such as legal, accounting, finance, human resource and payroll, net of tax.

•

Reflects the interest expense related to debt of $805 million principal amount issued by Consensus Cloud Solutions, Inc., on October 7, 2021, in connection with the separation capitalization plan with an interest rate of 6.3% per annum.

•	Reflects the effects of the pro forma adjustments at the estimated statutory income tax rate of 24%.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(UNAUDITED, IN THOUSANDS)

	Historical Cloud Services	Adjustment Related to Ziff Davis Distribution (1)	Pro Forma Adjustments (2)	Consensus Pro Forma
Total revenues	$507,090	$261,511	$—	$245,579
Cost of revenues	116,208	75,825	436	39,947

Gross profit	390,882	185,686	(436)	205,632

Operating expenses:
Sales and marketing	87,231	51,661	—	35,570
Research, development and engineering	16,484	11,322	—	5,162
General and administrative	106,850	60,326	14,069	32,455
Goodwill impairment on business	—	—	—	—

Total operating expenses	210,565	123,309	14,069	73,187

Income from operations	180,317	62,377	(14,505)	132,445
Interest expense, net	(30,556)	46,468	(38,512)	(38,512)
Gain on sale of businesses	17,122	17,122	—	—
Other income (expense), net	16,165	(4,727)	—	20,892

Income before income taxes	183,048	121,240	(53,017)	114,825
Income tax expense	49,714	18,909	3,247	27,558

Net income	$133,334	$102,331	$(56,264)	$87,267

(1) Reflects J2 Cloud Services’ transfer of the revenue and expenses associated with backup, cybersecurity and SMB enablement businesses and historical shared services cost such as legal, accounting, finance, human resource and payroll to legal entities owned by Ziff Davis.

(2) Pro forma adjustments represents the following:

•	Represents incremental costs to be incurred as a standalone public entity and overhead currently shared from Ziff Davis such as legal, accounting, finance, human resource and payroll, net of tax.

•

Reflects the interest expense related to debt of $805 million principal amount issued by Consensus Cloud Solutions, Inc., on October 7, 2021, in connection with the separation capitalization plan with an interest rate of 6.3% per annum.

•	Reflects the effects of the pro forma adjustments at the estimated statutory income tax rate of 24%.

CONSENSUS CLOUD SOLUTIONS, INC. AND SUBSIDIARIES

RECONCILIATION OF PRO FORMA NET INCOME TO ADJUSTED NON-GAAP NET INCOME

THREE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(UNAUDITED, IN THOUSANDS)

Adjusted non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation; (2) elimination of certain acquisition related integration costs; (3) elimination of disposal related costs; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of gain or loss on sale of assets; and (6) elimination of intra-entity transfers.

	Three Months Ended September 30,
	2021	2020
Pro forma net income	$25,391	$40,420
Plus:
Share based compensation (1)	268	364
Disposal related costs (3)	428	—
Amortization (4)	921	1,421
Sale of assets (5)	—	(37)
Intra-entity transfers (6)	—	(15,409)

Adjusted non-GAAP net income	$27,008	$26,759

CONSENSUS CLOUD SOLUTIONS, INC. AND SUBSIDIARIES

RECONCILIATION OF PRO FORMA NET INCOME TO ADJUSTED NON-GAAP NET INCOME

NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(UNAUDITED, IN THOUSANDS)

Adjusted non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation; (2) elimination of certain acquisition related integration costs; (3) elimination of disposal related costs; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of gain or loss on sale of assets; and (6) elimination of intra-entity transfers.

	Nine Months Ended September 30,
	2021	2020
Pro forma net income	$77,875	$87,267
Plus:
Share based compensation (1)	848	1,073
Acquisition related integration costs (2)	366	(21)
Disposal related costs (3)	428	—
Amortization (4)	2,740	3,725
Sale of assets (5)	152	(255)
Intra-entity transfers (6)	—	(16,432)

Adjusted non-GAAP net income	$82,409	$75,357

CONSENSUS CLOUD SOLUTIONS, INC. AND SUBSIDIARIES

RECONCILIATION OF PRO FORMA TO ADJUSTED NON-GAAP FINANCIAL MEASURES

THREE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(UNAUDITED, IN THOUSANDS)

The following table sets forth reconciliations regarding certain pro forma non-GAAP measures for the three months ended September 30, 2021 and 2020 to the most closely comparable pro forma GAAP measure.

	Three Months Ended September 30,
	2021	2020
Cost of revenues	$14,749	$13,682
Plus:
Share based compensation (1)	(37)	(59)
Amortization (4)	(1)	(220)

Adjusted non-GAAP cost of revenues	$14,711	$13,403

Sales and marketing	$13,113	$11,826
Plus:
Share based compensation (1)	(93)	(103)
Disposal related costs (3)	(50)	—

Adjusted non-GAAP sales and marketing	$12,970	$11,723

Research, development and engineering	$2,019	$1,529
Plus:
Share based compensation (1)	(99)	(42)
Disposal related costs (3)	(28)	—

Adjusted non-GAAP research, development and engineering	$1,892	$1,487

General and administrative	$12,279	$10,525
Plus:
Share based compensation (1)	(123)	(275)
Disposal related costs (3)	(485)	—
Amortization (4)	(1,211)	(1,650)

Adjusted non-GAAP general and administrative	$10,460	$8,600

Other expense, net	$(646)	$19,512
Plus:
Sale of assets (5)	—	(48)
Intra-entity transfers (6)	—	(20,275)

Adjusted non-GAAP other income (expense), net	$(646)	$(811)

Income tax provision	8,018	$12,764
Plus:
Share based compensation (1)	84	115
Disposal related costs (3)	135	—
Amortization (4)	291	449
Sale of assets (5)	—	(11)
Intra-entity transfers (6)	—	(4,866)

Adjusted non-GAAP income tax provision	$8,528	$8,451

Total adjustments	$(1,617)	$13,661

CONSENSUS CLOUD SOLUTIONS, INC. AND SUBSIDIARIES

RECONCILIATION OF PRO FORMA TO ADJUSTED NON-GAAP FINANCIAL MEASURES

NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(UNAUDITED, IN THOUSANDS)

The following table sets forth reconciliations regarding certain pro forma non-GAAP measures for the nine months ended September 30, 2021 and 2020 to the most closely comparable pro forma GAAP measure.

	Nine Months Ended September 30,
	2021	2020
Cost of revenues	$43,564	$39,947
Plus:
Share based compensation (1)	(136)	(158)
Amortization (4)	(5)	(255)

Adjusted non-GAAP cost of revenues	$43,423	$39,534

Sales and marketing	$40,029	$35,570
Plus:
Share based compensation (1)	(281)	(342)
Disposal related costs (3)	(50)	—

Adjusted non-GAAP sales and marketing	$39,698	$35,228

Research, development and engineering	$5,635	$5,162
Plus:
Share based compensation (1)	(300)	(309)
Disposal related costs (3)	(28)	—

Adjusted non-GAAP research, development and engineering	$5,307	$4,853

General and administrative	$33,088	$32,455
Plus:
Share based compensation (1)	(399)	(603)
Acquisition related integration costs (2)	(482)	28
Disposal related costs (3)	(485)	—
Amortization (4)	(3,600)	(4,646)

Adjusted non-GAAP general and administrative	$28,122	$27,234

Other income (expense), net	$(90)	$20,892
Plus:
Sale of assets (5)	200	(335)
Intra-entity transfers (6)	—	(21,621)

Adjusted non-GAAP other income (expense), net	$110	$(1,064)

Income tax provision	24,592	$27,558
Plus:
Share based compensation (1)	268	339
Acquisition related integration costs (2)	116	(7)
Disposal related costs (3)	135	—
Amortization (4)	865	1,176
Sale of assets (5)	48	(80)
Intra-entity transfers (6)	—	(5,189)

Adjusted non-GAAP income tax provision	$26,024	$23,797

Total adjustments	$(4,534)	$11,910

Non-GAAP Financial Measures

To supplement its unaudited pro forma condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP, the Company uses the following Non-GAAP financial measures: Adjusted EBITDA and Adjusted non-GAAP Net Income (collectively the “Non-GAAP financial measures”). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. The Company uses these Non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about core operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making.

(1) Share Based Compensation. The Company excludes stock-based compensation because it is non-cash in nature and because the Company believes that the Non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. The Company further believes this measure is useful to investors in that it allows for greater transparency to certain line items in its financial statements. In addition, excluding this item from the Non-GAAP measures facilitates comparisons to historical operating results and comparisons to peers, many of which similarly exclude this item.

(2) Acquisition Related Integration Costs. The Company excludes certain acquisition and related integration costs such as adjustments to contingent consideration, severance, lease terminations, retention bonuses and other acquisition-specific items. The Company believes that the Non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In addition, excluding this item from the Non-GAAP measures facilitates comparisons to historical operating results and comparisons to peers, many of which similarly exclude this item.

(3) Disposal related Costs. The Company excludes expenses associated with the disposal of certain businesses. The Company believes that the Non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In addition, excluding this item from the Non-GAAP measures facilitates comparisons to historical operating results.

(4) Amortization. The Company excludes amortization of patents and acquired intangible assets because it is non-cash in nature and because the Company believes that the Non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In addition, excluding this item from the Non-GAAP measures facilitates comparisons to historical operating results and comparisons to peers, many of which similarly exclude this item.

(5) Gain/loss on Sale of Assets. The Company excludes the gain/loss on sale of certain of its assets. The Company believes that the Non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In addition, excluding this item from the Non-GAAP measures facilitates comparisons to historical operating results.

(6) Intra-Entity Transfers. The Company excludes certain effects of intra-entity transfers to the extent the related tax asset or liability in the financial statement is not recovered or settled, respectively during the year. During December 2019, the Company entered into an intra-entity asset transfer that resulted in the recording of a tax benefit and related tax asset representing tax deductible amounts to be realized in future years which is expected to be recovered over a period of up to 20 years and related foreign currency fluctuations. The Company believes that the Non-GAAP financial measures excluding the cumulative future unrealized benefit of the assets transferred and including the tax benefit in the year of realization provides meaningful supplemental information regarding operational performance. In addition, excluding this item from the Non-GAAP measures facilitates comparisons to historical operating results.

The Company presents Adjusted non-GAAP Cost of Revenues, Adjusted non-GAAP Research, Development and Engineering, Adjusted non-GAAP Sales and Marketing, Adjusted non-GAAP General and Administrative, Adjusted non-GAAP Other Income (Expense), net, Adjusted non-GAAP Income Tax Provision, and Adjusted non-GAAP Net Income because the Company believes that these provide useful information about our operating results and enhance the overall understanding of past financial performance and future prospects.

CONSENSUS CLOUD SOLUTIONS, INC. AND SUBSIDIARIES

PRO FORMA NET INCOME TO ADJUSTED EBITDA RECONCILIATION

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(UNAUDITED, IN THOUSANDS)

The following table sets forth a reconciliation of pro forma net income, the most directly comparable GAAP financial measure, to Adjusted EBITDA.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Pro forma net income	$25,391	$40,420	$77,875	$87,267
Plus:
Interest expense, net	12,891	12,730	38,512	38,512
Other income (expense), net	646	(19,512)	90	(20,892)
Income tax expense	8,018	12,764	24,592	27,558
Depreciation and amortization	3,340	2,872	8,941	8,181
Reconciliation of GAAP to Adjusted non-GAAP financial measures:
Share-based compensation	352	479	1,116	1,412
Acquisition-related integration costs	—	—	482	(28)
Disposal related costs	563	—	563	—

Adjusted EBITDA	$51,201	$49,753	$152,171	$142,010

Adjusted EBITDA as calculated above represents earnings before interest, other (income) expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Adjusted non-GAAP financial measures, including (1) share-based compensation, (2) certain acquisition-related integration costs, and (3) certain disposal related costs. We disclose Adjusted EBITDA as a supplemental Non-GAAP financial performance measure as we believe it is a useful metric by which to compare the performance of our business from period to period. We understand that measures similar to Adjusted EBITDA are broadly used by analysts, rating agencies and investors in assessing our performance. Accordingly, we believe that the presentation of Adjusted EBITDA provides useful information to investors.

Adjusted EBITDA is not in accordance with, or an alternative to, net income, and may be different from Non-GAAP measures used by other companies. In addition, Adjusted EBITDA is not based on any comprehensive set of accounting rules or principles. This Adjusted non-GAAP measure has limitations in that it does not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Certain Other Pro Forma Financial Information (Unaudited)

The following table sets forth certain pro forma financial and operating information for Consensus for the three months ended September 30, 2021 and 2020 (in millions).

	Three Months Ended September 30,
	2021	2020
Corporate Revenue	$42.3	$37.4
Corporate Accounts	45	46
Corporate ARPA (1)	$311.37	$276.18
Corporate Paid Adds (2)	3	3
Corporate Monthly Account Churn (3)	3.21%	1.36%

SoHo Revenue	$46.8	$46.6
SoHo Accounts	1,080	1,100
SoHo ARPA(1)	$14.39	$14.18
SoHo Paid Adds (2)	98	108
SoHo Monthly Account Churn (3)	3.17%	2.93%

(1)

Represents a monthly ARPA calculated for the quarter calculated as follows. Monthly ARPA on a quarterly basis is calculated using our standard convention of dividing revenue for the quarter by the average of the quarter’s beginning and ending customer base and dividing that amount by 3 months. Consensus believes ARPA provides investors an understanding of the average monthly revenues we recognize per account associated within Consensus’ customer base. As ARPA varies based on fixed subscription fee and variable usage components, Consensus believes it can serve as a measure by which investors can evaluate trends in the types of services, levels of services and the usage levels of those services across Consensus’ customers.

(2)	Paid Adds represents paying new Consensus customer accounts added during the annual period.
(3)

Monthly churn is defined as a Consensus paying customer accounts that cancelled its services during the period divided by the average number customers over the period. This measure is calculated monthly and expressed as an average over the applicable period.